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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William J. Schulz and Jeffrey B. Weeden, and each of them severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the guarantee of certain Trust Preferred Securities issued by Firstar Capital Trust I, a statutory business trust, which guarantee was authorized at a meeting of the Board of Directors of Firstar Corporation held on December 17, 1996, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the date indicated below.

              SIGNATURES                                  TITLE                          DATE
              ----------                                  -----                          ----

       /s/ ROGER L. FITZSIMONDS          Chairman of the Board, Chief Executive    January 16, 1997
---------------------------------------  Officer and Director (principal
         Roger L. Fitzsimonds            executive officer)

          /s/ JOHN A. BECKER             President and Director                    February 14, 1997
---------------------------------------
            John A. Becker

         /s/ JEFFREY B. WEEDEN           Senior Vice President-Finance Treasurer   January 16, 1997
---------------------------------------  (principal accounting and financial
           Jeffrey B. Weeden             officer)

         /s/ MICHAEL E. BATTEN           Director                                  January 16, 1997
---------------------------------------
           Michael E. Batten

                                         Director
---------------------------------------
          Robert C. Buchanan

      /s/ GEORGE M. CHESTER, JR.         Director                                  January 16, 1997
---------------------------------------
        George M. Chester, Jr.

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
              SIGNATURES                                  TITLE                          DATE
              ----------                                  -----                          ----
                                         Director
---------------------------------------
           Roger H. Derusha

          /s/ JAMES L. FORBES            Director                                  January 16, 1997
---------------------------------------
            James L. Forbes

           /s/ HOLMES FOSTER             Director                                  January 16, 1997
---------------------------------------
             Holmes Foster

          /s/ JERRY M. HEIGEL            Director                                  January 16, 1997
---------------------------------------
            Jerry M. Heigel

            /s/ JOE HLADKY               Director                                  January 16, 1997
---------------------------------------
              Joe Hladky

          /s/ C. PAUL JOHNSON            Director                                  January 16, 1997
---------------------------------------
            C. Paul Johnson

          /s/ JAMES H. KEYES             Director                                  January 16, 1997
---------------------------------------
            James H. Keyes

         /s/ SHELDON B. LUBAR            Director                                  January 16, 1997
---------------------------------------
           Sheldon B. Lubar

     /s/ DANIEL F. MCKEITHAN, JR.        Director                                  January 16, 1997
---------------------------------------
       Daniel F. McKeithan, Jr.

                                         Director
---------------------------------------
           George W. Mead II

           /s/ GUY A. OSBORN             Director                                  January 16, 1997
---------------------------------------
             Guy A. Osborn

                                         Director
---------------------------------------
            Judith D. Pyle

                                         Director
---------------------------------------
        Clifford V. Smith, Jr.

                                         Director
---------------------------------------
           William W. Wirtz

                                          By:      /s/ WILLIAM J. SCHULZ
                                            ------------------------------------
                                                      Attorney-in-Fact
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